UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 16, 2019

(Date of earliest event reported)

COMM 2014-LC17 Mortgage Trust

(Central Index Key Number of issuing entity: 0001619511)

(Exact name of issuing entity)

German American Capital Corporation

(Central Index Key Number of sponsor: 0001541294)

(Exact name of sponsor as specified in its charter)

Ladder Capital Finance

(Central Index Key Number of sponsor: 0001541468)

(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number of sponsor: 0001558761)

(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC

(Central Index Key Number of sponsor: 0001542256)

(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance LLC (formerly known as Silverpeak Real Estate Finance LLC)

(Central Index Key Number of sponsor: 0001624053)

(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Central Index Key Number of registrant: 0001013454)

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

333-193376-11

(Commission File No.)

38-3939218

38-3939219

38-7120299

(IRS Employer Identification No.)

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices)

21045

(Zip Code)

Registrant’s telephone number, including area code   (410) 884-2000

Not Applicable

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 6 - Asset-Backed Securities

Item 6.04. Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the October 11, 2019 Distribution Date.  The Certificate Administrator was advised on October 16, 2019 that the Master Servicer revised their reporting to correctly reflect Reimbursement of Non-Recoverable Advances (“NRA”) in the amount of $906,735.86 that was originally reported as Other Expenses and to include an additional $1,829.85 of NRA.  The Master Servicer’s October 2019 reporting has been revised to allocate the correct amounts.  The classes that were affected by the revisions are Class A-M, Class A-SB, Class B, Class C, Class D, Class E, Class F, and Class G.  Payments to the holders of such certificates were corrected on October 18, 2019. The following table show the changes to each affected class for the October Distribution Date as a result of the revised reporting.

October 2019 Distribution Date Revised Reporting

Class	Affected CUSIP # (only)	Original Interest paid	Revised Interest Paid	Original Principal Paid	Revised Principal Paid	Total Original Payment amount	Revised Total Payment amount	Difference
A-SB	12592MBF6	$253,802.77	$253,802.77	$1,362,662.03	$454,096.32	$1,616,464.80	$707,899.09	$908,565.71
A-M	12592MBM1	$161,626.23	$285,768.18	$0.00	$0.00	$161,626.23	$285,768.18	-$124,141.95
B	12592MBN9	$0.00	$213,888.63	$0.00	$0.00	$0.00	$213,888.63	-$213,888.63
C	12592MBQ2	$0.00	$170,900.69	$0.00	$0.00	$0.00	$170,900.69	-$170,900.69
D	12592MAN0	$0.00	$280,064.52	$0.00	$0.00	$0.00	$280,064.52	-$280,064.52
E	12592MAQ3	$0.00	$76,173.63	$0.00	$0.00	$0.00	$76,173.63	-$76,173.63
F	12592MAS9	$0.00	$32,074.20	$0.00	$0.00	$0.00	$32,074.20	-$32,074.20
G	12592MAU4	$0.00	$9,492.24	$0.00	$0.00	$0.00	$9,492.24	-$9,492.24

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Registrant)
Date: October 18, 2019
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director